Commercial Assets Held for Sale	12 Months Ended
Dec. 31, 2013
Text Block [Abstract]
Commercial Assets Held for Sale

Note 5. Commercial Assets Held for Sale

Assets classified as held for sale consisted of the following:

	December 31
	2013	2012
Assets
Commercial properties	$47,144	$—
Accounts receivable and other assets	589	—

Assets held for sale	$47,733	$—

At December 31, 2013, the Company’s commercial properties are presented in commercial assets held for sale as the Company intends to sell developed phases of commercial properties. As required in ASC Topic 360, the assets are recorded at carrying value as the fair value less costs to sell exceeds the carrying amount of the assets to be disposed. These assets are reported in the Canada and California segments.